CFT7455, IKZF1/3 Degrader, for the Potential Treatment of Relapsed Refractory Multiple Myeloma (R/R MM) December 12, 2023 Phase 1 Dose Escalation Data

Forward-looking Statements and Intellectual Property 2 Forward-looking Statements The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward- looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward- looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The forward- looking statements included in this presentation are subject to a variety of risks and uncertainties, including those set forth in our most recent and future filings with the Securities and Exchange Commission. Our actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. Intellectual Property C4 Therapeutics, Inc. owns various registered and unregistered trademarks and service marks in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products. All trademarks, service marks, or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks, service marks, and trade names in this presentation are referred to without the symbols ®, SM and ™, but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights to. © 2023 C4 Therapeutics, Inc.

Today’s Agenda 3 • © 2023 C4 Therapeutics, Inc. Topic Participants Introductions Courtney Solberg, Senior Manager of IR Opening Remarks Andrew Hirsch, President and CEO CFT7455 Preclinical Data Stew Fisher, Ph.D., CSO CFT7455 Phase 1 Data Len Reyno, M.D., CMO Q&A Session Andrew Hirsch, President and CEO Stew Fisher, Ph.D., CSO Len Reyno, M.D., CMO Kendra Adams, CFO

C4T is a Leader in Delivering on the Promise of Targeted Protein Degradation 4© 2023 C4 Therapeutics, Inc. WORLD-CLASS DEGRADER PLATFORM Robust patent portfolio of novel cereblon binders and demonstrated ability to design orally bioavailable, catalytically efficient degraders Our Mission To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients’ lives RIGOROUS TARGET SELECTION Focus on targets with a clear degrader rationale ROBUST CLINICAL PIPELINE Oncology degraders against targets of high unmet need BROAD DEGRADER APPROACH Only company with both MonoDAC and BiDAC degraders in the clinic

Robust Pipeline of Degrader Medicines Pursuing Multiple Oncology Targets

Program	Target	Indications	Discovery	Pre-clinical	Early phase development	Late phase development	Rights
CFT7455	**IKZF1/3**	Multiple Myeloma & Non-Hodgkin's Lymphoma					
CFT1946	**BRAF-V600**	V600 Mutant Cancers					
CFT8919[1]	**EGFR L858R**	Non-Small Cell Lung Cancers					BETTA
Chromatin Regulating Targets		Various Cancers					
Oncogenic Signaling Targets		Various Cancers					
Transcription Factor Targets		Various Cancers					

1. Exclusive License and Collaboration Agreement with Betta Pharmaceuticals for the development and commercialization in Greater China

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Execution Across Key 2023 Milestones 6 • Cash runway into 2025 © 2023 C4 Therapeutics, Inc. CFT7455 IKZF1/3 CFT8634 BRD9 CFT1946 BRAF V600 CFT8919 EGFR L858R Discovery ✓ Present Phase 1 dose escalation data from the Phase 1/2 trial in R/R MM ✓ Present Phase 1 dose escalation data from the Phase 1/2 trial in Synovial Sarcoma and SMARCB1-null tumors ✓ First patient dosed in the Phase 1/2 trial ✓ Present new preclinical data ✓ Secure China partnership ✓ Achieved FDA clearance of US IND Relapsed/Refractory multiple myeloma (R/R MM); Investigational New Drug Application (IND) ✓ Collaboration with Merk to discover and develop degrader- antibody conjugates; $10M upfront

CFT7455 Phase 1 Update Andrew Hirsch

Schedule Adjustment Yielding Expected Results for CFT7455 as a Potential MM Therapy

Established Safety Profile and Dosing Schedule

- CFT7455 is well tolerated with no DLTs resulting in treatment discontinuations
- The 14 days on/14 days off schedule is optimal

Demonstrated Monotherapy Activity

- Anti-myeloma activity and immunomodulatory effects observed at well tolerated doses
- Opportunity in combination with novel MM agents for early-line patients and as a maintenance therapy option

Promising Responses with CFT7455 + Dexamethasone

- Multiple patients achieved IMWG responses at low doses with best responses in patients refractory to BCMA therapies
- Opportunity in combination with dexamethasone for multi-refractory patients

CFT7455 is a **potential treatment for multi-refractory MM patients** with the ability **to move into earlier lines** with numerous combination opportunities

Dose Limiting Toxicities (DLTs); multiple myeloma (MM); B cell maturation antigen (BCMA)
Source: C4T data on file as 11/28/2023

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CFT7455 Background & Preclinical Rationale Stew Fisher

IKZF1/3 Degradation Drives Three Distinct Areas of Hematopoietic Biology; Degrading IKZF1/3 is a Validated Therapeutic Strategy in MM and NHL Ikaros Family Zinc Finger proteins 1 and 3 (IKZF1/3)); Multiple Myeloma (MM); Non-Hodgkin’s Lymphoma (NHL). © 2023 C4 Therapeutics, Inc IKZF1 / IKZF3 Transcription Factors Hematopoietic Stem Cell Neutrophil Drive MM and NHL Cell Growth and Survival Activate Fully Differentiated T-cells Regulate Hematopoietic Stem Cell Differentiation Consequences of IKZF1/3 Degradation: • MM and NHL Cell Death • T-cell Activation • On-target Neutropenia CD8+ activated CD8+ MM and NHL Cells 10

IKZF1/3 Degrader Half Life (hours) Dosing Schedule Dosed + Dexamethasone Grade 3/4 Neutropenia Rate* 3-5 21 Days on / 7 Days off  33% 7.5 21 Days on / 7 Days off  41-48% Iberdomide 9-13 21 Days on / 7 Days off  45% Mezigdomide ~14 21 Days on / 7 Days off  76% IKZF1/3 Degraders are Effective Therapies that Require Drug Holidays Based on PK Properties to Overcome On-Target Neutropenia 11© 2023 C4 Therapeutics, Inc Neutropenia Anti-MM and NHL Activity Effective dosing schedules of IKZF1/3 degraders require dosing breaks to balance efficacy with tolerability Multiple Myeloma (MM); Non-Hodgkin’s lymphoma (NHL) * All data points are in combination with dexamethasone. Source: FDA labels, Ye 2020 Clin Pharmacol Drug Dev, Richardson 2023 NEJM, Lonial 2022 Lancet Haematol.

12 CFT7455 was Designed to Overcome Several Shortcomings of Approved MM and NHL IKZF1/3 Degraders Approved MM & NHL IKZF1/3 Degraders’ Shortcomings ❑ Modest on-target degradation and off-target liabilities ❑ Acquired resistance to approved IKZF1/3 degraders1 ❑ Many MM/NHL therapies require onerous delivery (e.g., frequent dosing, IV administration) ❑ High-risk MM, including extramedullary disease, remains difficult to treat ❑ ~50% of MM patients suffer from renal impairment2, decreasing tolerability of renally cleared drugs CFT7455 Preclinical Solutions ✓Reduce off-target toxicity and provide versatile combo potential ✓Overcome resistance by maintaining efficacy at low cereblon levels ✓Excellent catalytic efficiency and enhanced PK profile leads to enhanced efficacy due to predictable suppression of IKZF1/3 between doses ✓Metabolize through the liver to be better tolerated and potentially avoid kidney clearance Plasma Protein Binding (PPB); Multiple Myeloma (MM); Non-Hodgkin’s Lymphoma (NHL); Pharmacokinetics (PK) Sources: 1. Includes lenalidomide, pomalidomide, and thalidomide 2. Rana 2020 Blood Advances. © 2023 C4 Therapeutics, Inc

Differentiated PK and Class-leading Catalytic Activity of CFT7455 Leads to Sustained Degradation Compared to Other Agents in this Class

Extended Plasma and Tumor Exposure

In Vivo Tumor PK



Compound Concentration Plasma (ng/mL) or Tumor (ng/g)
100
10
1
0.1
0
12
24
36
48
Hours
CC92480 is not detectable after 4 hrs
CC92480 1000 μg/kg plasma
CC92480 1000 μg/kg tumor
CFT7455 100 μg/kg plasma
CFT7455 100 μg/kg tumor
CFT7455 DC80 (total)

Leads to Optimized Degradation Kinetics

In Vivo Degradation Kinetics (48 hrs.)



Percent of IKZF3 Remaining/ Normalized to GAPDH in NCI-H929 Tumors
100
50
0
0
12
24
36
48
Hours
Pomalidomide (3000 μg/kg)
CC-92480 (1000 μg/kg)
CFT7455 (100 μg/kg)

mezigdomide (CC-92480); Ikaros family zinc finger protein (IKZF3); multiple myeloma (MM); pharmacodynamics (PD); pharmacokinetics (PK); once daily (QD)
Source: AACR 2022 presentation

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Preclinical Model Demonstrated Significant Synergy when CFT7455 is Combined with Dexamethasone 14 Twice a day (BID); Human Dose (HD), Daily Dosing (QD); Oral administration (PO) Source: C4T data on file 0 7 14 21 28 0 1000 2000 3000 4000 Day R P M I- 8 2 2 6 T u m o r V o lu m e (m m 3 ) CFT7455 (50 g QD human dose equivalent) Vehicle (QD, PO) Dexamethasone (5 mg/kg, QW) CFT7455 (50 g QD human dose equivalent + Dexamethasone) Dosing Interval CFT7455 50 µg QD Human Dose Equivalent +/- Dexamethasone RPMI-8226 Multiple Myeloma Xenograft CFT7455 + Dexamethasone Shows Robust Tumor Regressions Compared to Monotherapy Regimens “Human dose equivalent” dosing schedule is designed to approximate predicted human exposures throughout 14-day treatment with CFT7455 in mice. Increasing doses to simulate pre-steady state Decreasing doses to simulate clearance © 2023 C4 Therapeutics, Inc

CFT7455 Monotherapy Dose Escalation in R/R MM Len Reyno

CFT7455 Phase 1 Dose Escalation Trial's Goal is to Define the Safety Profile and Identify Signs of Anti-Tumor Activity in R/R MM and R/R NHL

Phase 1 Dose Escalation Trial

R/R MM
Monotherapy
Dosing: QD
21 Days on/7 Days off*
N=5
Status: Complete

R/R MM
Monotherapy
Dosing: M/W/F & QD
14 days on/14 days off
N=22
Status: Complete

R/R MM
Dex Combo
Dosing: M/W/F & QD
14 days on/14 days off
N = ~20
Status: Ongoing

R/R NHL
Monotherapy
Dosing: M/W/F & QD
14 days on/14 days Off
N = ~20
Status: Ongoing

Endpoints

Primary:
- Safety and tolerability
- Determine the maximum tolerated doses

Secondary:
- Estimate anti-tumor activity
- Assess PK

Exploratory:
- Characterize target engagement
- Assess kinetics, depth, recovery and consistency of target engagement
- Assess immuno-modulations

pharmacokinetic (PK); Monday, Wednesday, Friday dosing (M/W/F); once daily (QD); relapsed refractory multiple myeloma (R/R MM); relapsed refractory non-Hodgkin's lymphoma (R/R NHL)
*Monotherapy arm of 21 days on/7 days off is not included in the Phase 1 data update

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CFT7455 Monotherapy Dose Escalation Complete in R/R MM; Sufficient Data Generated to Explore CFT7455 in Combination with Novel MM Agents

Phase 1: Dose Escalation Monotherapy 14 Days On/14 Days Off

KEY INCLUSION CRITERIA

- Adults with MM, R/R at least 3 prior lines that have included lenalidomide, pomalidomide, a proteasome inhibitor, a glucocorticoid, and an anti-CD38 monoclonal antibody
- Nonresponsive to or progressed within 60 days of prior therapy
- Measurable disease
- Adequate bone marrow function (ANC ≥1000, Hgb ≥8.0, platelets ≥75,000)
- Creatinine clearance ≥40 mL/min
- ECOG ≤2



25 µg
MWF
N=3
50 µg
MWF
N=5
75 µg
MWF
N=5
1 DLT[1]
50 µg
QD
N=5
1 DLT[2]
75 µg
QD
N=4
2 DLTs[3]

Monotherapy complete:

- 75 µg was maximum administered dose
- Sufficient data generated for CFT7455 to be combined with novel MM agents

Multiple myeloma (MM); Eastern Cooperative Oncology Group Score (ECOG); Relapsed/Refractory (R/R); absolute neutrophil count (ANC), Hemoglobin (Hgb); Monday Wednesday Friday (MWF); Daily Dosing (QD)
1. DLT was associated with febrile neutropenia; 2. DLT was associated with Grade 4 neutropenia >7 days; 3. DLTs were associated with febrile neutropenia and Grade 4 neutropenia >7 days
Source: C4T data on file as of 11/28/2023

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CFT7455 Monotherapy Patient Population was Heavily Pre-treated with a Median of 7 Prior Therapies 18 Extramedullary Disease (EMD); Eastern Cooperative Oncology Group (ECOG); Lenalidomide (Len); Pomalidomide (Pom); monoclonal antibody (mAB); International Staging System (ISS) Source: C4T data on file as of 11/28/2023 Characteristics Safety Population (N = 22) Age, median (range) 64 (47-79 years old) Male, n (%) 14 (64%) Time since initial diagnosis, median (range) 11 (3-20 years) ECOG performance status , n (%) 0 1 8 (36%) 14 (64%) Revised ISS at baseline, n (%) Stage 1 Stage 2 Stage 3 Missing 4 (18%) 9 (41%) 6 (27%) 3 (14%) Presence of EMD, n (%) 9 (41%) Characteristics Safety Population (N = 22) Prior therapies, median (range) 7 (3-21) Prior Len, n (%) 22 (100%) Prior Pom, n (%) 22 (100%) Prior CD38 Antibody, n (%) 22 (100%) Prior CAR-T therapy, n (%) 9 (41%) Prior T-cell engager therapy, n (%) 6 (27%) Prior CAR-T or T-cell engager therapy, n (%) 12 (55%) Baseline Characteristics: Prior Therapies: © 2023 C4 Therapeutics, Inc

CFT7455 Monotherapy: Treatment Disposition of 22 R/R MM Patients Source: C4T data on file as of 11/28/2023 © 2023 C4 Therapeutics, Inc. Patient Disposition Safety Population (N = 22) Ongoing, n (%) 3 (14%) Discontinued, n (%) Progressive disease, n(%) Physician decision, n(%) Withdrawal by patient, n(%) Death, n (%) Adverse event, n(%) 19 (86%) 12 (55%) 3 (14%) 2 (9%) 1 (5%) 1 (5%) 19 • Death was not related to CFT7455 • Adverse event was a Grade 2 rash in the setting of early disease progression at the 50 μg dose on the MWF 14/14 schedule so there was limited benefit to continuing therapy

CFT7455 Monotherapy is Well Tolerated with 14 Days on/14 Days off Schedule 20 Patients with AEs of Grade 3 or Higher, N (%) 25 µg MWF (N=3) 50 µg MWF (N=5) 75 µg MWF (N=5) 50 µg QD (N=5) 75 µg QD (N=4) Monotherapy R/R MM Total (N=22) Hematologic AEs Neutropenia 1 (33%) 1 (20%) 3 (60%) 3 (60%) 3 (75%) 11 (50%) Anemia 1 (33%) 0 0 1 (20%) 2 (50%) 4 (18%) Leukopenia 0 0 1 (20%) 2 (40%) 1 (25%) 4 (18%) Thrombocytopenia 1 (33%) 0 0 1 (20%) 1 (25%) 3 (14%) Febrile neutropenia 0 0 1 (20%) 0 1 (25%) 2 (9%) Other AEs Cellulitis 0 0 1 (20%) 0 0 1 (5%) Pseudomonas infection 0 0 0 0 1 (25%) 1 (5%) Arrhythmia 0 0 0 1 (20%) 0 1 (5%) Troponin T increased 0 0 0 1 (20%) 0 1 (5%) Hypokalemia 1 (33%) 0 0 0 0 1 (5%) Hypertension 0 0 0 0 1 (25%) 1 (5%) Manageable neutropenia was the most common side effect; no DLTs resulted in discontinuations Adverse Events (AEs); 14 days on/14 days off (14/14); Once Daily (QD); Monday/Wednesday/Friday dosing (MWF); Dose Limiting Toxicity (DLTs) Note: All doses displayed are with the 14 days on/14 days off dosing schedule. Source: C4T data on file as of 11/28/23 © 2023 C4 Therapeutics, Inc.

Plasma Exposure of CFT7455 Monotherapy Increased Proportionally with Cumulative Dose © 2023 C4 Therapeutics, Inc. Source: C4T data on file as of 11/28/23 21 Daily dosing(QD); Monday, Wednesday, Friday dosing (MWF) 0 6 12 18 24 30 36 42 48 0.00 0.05 0.10 0.15 0.30 0.60 Time (h) P la s m a C F T 7 4 5 5 C o n c ( n g /m L ) 50 μg QD 37.5 μg QD 75 μg MWF 50 μg MWF 25 μg MWF 75 μg QD (Patient 2) 75 μg QD (Patient 3) 75 μg QD (Patient 4) Target Concentration from H929 Monotherapy Pharmacokinetics (PK)

C1D1 PD C1D1 8hrs C1D2 C1D8 C1D14 C1D21 C2D1 -100 -50 0 50 100 150 IKZF1/3 expression measured by Mass Spec on PBMCs % e x p re s s io n r e la ti v e t o b a s e li n e Pharmacodynamics Consistent with 14 Days on/14 Days off Modeling Assumptions; Schedule is Sufficient for Neutrophil Recovery Daily dosing (QD); Pharmacokinetic (PK); Pharmacodynamic (PD); Monday, Wednesday, Friday dosing (MWF) All samples from clinical PD were pre-dose, except C1D1 8 hours Source: C4T data on file as of 11/28/23 © 2023 C4 Therapeutics, Inc. • QD showed greater degradation of IKZF1 and IKZF3 than MWF during the first cycle of the 14 days on/14 days off schedule Time on Treatment 22 IKZF1 - MWF IKZF3 - MWF IKZF1 - QD IKZF3 - QD 0 7 14 21 28 0.01 0.1 1 10 0 25 50 75 100 Time (days) C F T 7 4 5 5 C o n c e n tr a ti o n (n g /m L ) IK Z F 3 T is s u e D e g ra d a tio n (% ) Simulated IKZF3 Degradation 50 µg Simulated 50 μg Plasma PK Modeled PK/PD of 14 Days on/ 14 Days off Schedule Clinical PD of 14 Days on/ 14 Days off Schedule -75 -25 % e x p re ssio n re la tiv e to b a se lin e -100 -50

International Myeloma Working Group (IMWG) Response Criteria

INTERNATIONAL MYELOMA FOUNDATION

sCR Stringent Complete Response	CR Complete Response	VGPR Very Good Partial Response	PR Partial Response	MR Minimal Response	SD Stable Disease
• CR as defined to The right, plus normal FLC ratio and absence of clonal cells in bone marrow by immuno-histochemistry or immuno-fluorescence	• Negative immunofixation on the serum and urine and disappearance of any soft tissue plasmacytomas and < 5% plasma cells in bone marrow	• Serum and urine M-protein detectable by immunofixation but not on electrophoresis or > 90% reduction in serum M-protein plus urine M-protein level < 100 mg/24 h	• > 50% reduction of serum M-protein • Reduction in 24 hours urinary M-protein by >90% or to < 200 mg/24 h • > 50% decrease in the difference between involved and uninvolved FLC levels is required in place of the M-protein criteria • If serum, urine M-protein, and serum free light assay is not measurable, > 50% reduction in plasma cells is required in place of M-protein, provided baseline bone marrow plasma cell percentage was > 30% • In addition, if present at baseline, a > 50% reduction in the size of soft tissue plasmacytomas is also required	• ≥25% but ≤49% reduction of serum M-protein and reduction in 24-h urine M-protein by 50–89% • In addition to the above listed criteria, if present at baseline, a ≥50% reduction in the size (SPD) of soft tissue plasmacytomas is also required	• Not meeting criteria for sCR, CR, VGPR, PR, or progressive disease

Source: 2016 International Myeloma Working Group uniform response criteria for multiple myeloma

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Dosing Schedule Dose Level EMD Status Prior CAR-T or TCE Prior lines 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 14 days on/ 14 days off 25 µg M/W/F Yes Yes 8 PD Yes No 5 PD Yes No 6 PD 50 µg M/W/F No No 3 PD No Yes 4 MR Yes No 8 SD PD Yes No 10 NE No No 6 PD 75 µg M/W/F Yes Yes 7 PD No No 4 PD No Yes 5 PD No Yes 9 SD No Yes 21 NE 50 µg QD Yes Yes 6 SD PD No No 6 SD MR PD No Yes 8 SD No No 9 PD No Yes 17 PD 75 µg QD Yes Yes 7 SD PD Yes Yes 4 SD PR No Yes 9 SD No No 3 SD © 2023 C4 Therapeutics, Inc. Progressive Disease (PD) Stable Disease (SD) Minimal Response (MR) Not Evaluable (NE) Withdrawal of consent or physician decision Ongoing Partial Response (PR) Evidence of Anti-Myeloma Monotherapy Activity: All 4 Patients at the Maximum Administered Dose Level had Stable Disease or Better Cycles 24Extramedullary Disease (EMD); T-cell Engager (TCE); Daily Dosing (QD); Monday Wednesday Friday dosing (M/W/F) Source: C4T data on file as of 11/28/2023

TEMRA TEM 0 20 40 60 80 100 % positive cells (C1D21 vs C1D1) % p o s it iv e c e ll s C1D1 C1D21 © 2023 C4 Therapeutics, Inc. Clinical Evidence of Immune T-cell Activation with CFT7455 Monotherapy ** **** TEMRA: Terminally differentiated T-cells TEM: Effector memory T-cells Peripheral Blood Mononuclear Cells (PBMCs); daily dosing (QD); Monday, Wednesday,Friday Dosing Schedule (MWF) Multiple Myeloma (MM) Source: C4T data on file as of 11/28/2023 • 19 patient samples (PBMCs) analyzed by flow cytometry • Aggregate data of 25 µg, 50 µg, and 75 µg M/W/F and QD 25 Supports potential of CFT7455 as a maintenance therapy option and in combination with novel MM agents to improve efficacy: ✓ CFT7455 induces CD8+ T-cell activation by increasing effector memory T-cell subset ✓ T-cell activation is observed at well tolerated monotherapy clinical doses ✓ The clinical data consistent with the preclinical in vitro data reported for CFT7455

CFT7455 Enhances Immune Cell Lysis of Daratumumab and Teclistamab in Non-clinical Translational Models 26 Bispecific T-Cell Engager (BiTE) Source: C4T data on file Darzalex is a registered trademark of Janssen; Tecvalyi is a registered trademark of J&J © 2023 C4 Therapeutics, Inc. Cmin and Cmax represent human plasma concentrations for a 50 µg dose of CFT7455 Daratumumab (Anti-CD38) Combo Antibody-Dependent Cell-Mediated Cytotoxicity Assay (ADCC) 0.001 0.01 0.1 1 10 100 0 20 40 60 Teclistamab (25ng/mL) + CFT7455 TDCC CFT7455 (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax 0.01 0.1 1 10 100 10 20 30 40 Daratumumab (2ng/mL) + CFT7455 ADCC CFT7455 (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax Teclistamab (BCMA BiTE) Combo T-cell Dependent Cellular Cytotoxicity Assay (TDCC)

CFT7455 Monotherapy is Well Tolerated and Demonstrates Anti- Myeloma Activity and Immunomodulatory Effects • Continuous target degradation is associated with CFT7455 dosing across all dose levels and shows anti- myeloma activity at the highest dose level • 14 days on/14 days off schedule provides therapeutic index with anti-myeloma activity at 75 µg • Dose proportional increases in plasma exposure and long half-life of 48 hours supports 14 days on/14 days off schedule • Well tolerated with manageable neutropenia in a heavily pre-treated population utilizing a 14 days on/14 days off schedule • Clinical evidence of immune T-cell activation at doses below the maximum administered dose CFT7455 profile supports combination with novel MM agents and as maintenance therapy © 2023 C4 Therapeutics, Inc. Source: C4T data on file as of 11/28/23 27

CFT7455 + Dexamethasone in R/R MM Len Reyno

CFT7455 + Dexamethasone Dose Escalation in R/R MM

Phase 1: Dose Escalation + Dexamethasone 14 Days On/14 Days Off

KEY INCLUSION CRITERIA

- Adults with R/R MM, at least 3 prior lines that have included lenalidomide, pomalidomide, a proteasome inhibitor, a glucocorticoid, and an anti-CD38 monoclonal antibody
- Nonresponsive to or progressed within 60 days of prior therapy
- Measurable disease
- Adequate bone marrow function (ANC ≥1000, Hgb ≥8.0, platelets ≥75,000)
- Creatinine clearance ≥40 mL/min
- ECOG ≤2



CFT7455: 50 µg; MWF
+Dex: 40 mg QW*
N=5
CFT7455: 37.5 µg QD
+Dex: 40 mg QW*
N=4
CFT7455: 62.5 µg QD
+Dex: 40 mg QW*
N= ~4
Currently Enrolling
Potential for further dose escalation
CFT7455: 62.5 µg QD
+Dex: 40 mg QW*
N = ≤10
Phase 1 dose expansion cohort to open
CFT7455: 37.5 µg QD
+Dex: 40 mg QW*
N = ≤10
Phase 1 dose expansion currently enrolling
Phase 2: Cohort Expansion N=~30

Eastern Cooperative Oncology Group (ECOG), Monday, Wednesday, Friday dosing (MWF); Daily Dosing (QD), Relapsed/Refractory multiple myeloma (R/R MM); Absolute neutrophil count (ANC); Hemoglobin (Hgb); dexamethasone (Dex)

*+Dex is dosed on days 1,8,15, and 22 and dose is reduced for older patients.

Source: C4T data on file as of 11/28/2023

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CFT7455 + Dexamethasone Patient Population to Date was Heavily Pre-treated with a Median of 6 Prior Therapies © 2023 C4 Therapeutics, Inc. Characteristics Safety Population (N = 9) Prior therapies, median (range) 6 (4-12) Prior Len, n (%) 9 (100%) Prior Pom, n (%) 8 (89%) Anti-CD38 mAB refractory, n (%) 9 (100%) Prior CAR-T therapy, n (%) 4 (44%) Prior T-cell engager therapy, n (%) 2 (22%) Prior CAR-T or T-cell engager therapy, n (%) 5 (56%) Prior Therapies:Baseline Characteristics: Characteristics Safety Population (N = 9) Age, median (range) 68 (59-82 years) Male, n (%) 3 (33%) Time since initial diagnosis, median (range) 9 (5-17 years) ECOG performance status , n (%) 0 1 1(11%) 8 (89%) Revised ISS at baseline, n (%) Stage 1 Stage 2 Stage 3 Missing 6 (67%) 1(11%) 0 2 (22%) Presence of EMD, n (%) 3 (33%) Extramedullary Disease (EMD); Eastern Cooperative Oncology Group (ECOG); Lenalidomide (Len); Pomalidomide (Pom); monoclonal antibody (mAB); International Staging System (ISS) Source: C4T data on file as of 11/28/2023 30

CFT7455 + Dexamethasone is Well Tolerated 31 Patients with AEs of Grade 3 or Higher, N (%) CFT7455: 50 µg MWF +Dex: 40 mg QW (N=5) CFT7455: 37.5 µg QD +Dex: 40 mg QW (N=4) CFT7455+Dex Total (N=9) Hematologic AEs Anemia 1 (20%) 2 (50%) 3 (33%) Neutropenia 1 (20%) 2 (50%) 3 (33%) Febrile neutropenia 1 (20%) 1 (25%) 2 (22%) Thrombocytopenia 1 (20%) 0 1 (11%) Leukopenia 1 (20%) 0 1 (11%) Lymphocyte count decreased 0 1 (25%) 1 (11%) Other AEs Pneumonia 0 1 (25%) 1 (11%) Blood creatinine increased 1 (20%) 0 1 (11%) Mental impairment 1 (20%) 0 1 (11%) Hypocalcemia 0 1 (25%) 1 (11%) Acute kidney injury 1 (20%) 0 1 (11%) Epistaxis 1 (20%) 0 1 (11%) Pulmonary oedema 0 1 (25%) 1 (11%) Intracranial mass 1 (20%) 0 1 (11%) Adverse Events (AEs); Once weekly (QW); Daily dosing (QD); Dex (Dexamethasone); Monday, Wednesday Friday dosing (MWF) Note: All doses displayed are with the 14 days on/14 days off dosing schedule. +Dex is dosed on days 1,8,15 and 22 and dose is reduced for older patients Source: C4T data on file as of 11/28/2023 © 2023 C4 Therapeutics, Inc.

CFT7455 + Dexamethasone Resulted in Multiple Responses at Low Doses with Best Responses in Patients Refractory to BCMA Therapies © 2023 C4 Therapeutics, Inc. Dosing Schedule Dose Level EMD Status Prior CAR-T or TCE # of Prior Lines 1 2 3 4 5 6 7 8 9 10 11 14 days on/ 14 days off CFT7455: 50 µg MWF +Dex: 40 mg QW No No 6 PD No Yes 4 SD PD No No 5 SD MR PR Yes Yes 12 PD No No 6 SD CFT7455: 37.5 µg QD +Dex: 40 mg QW No Yes 5 VGPR sCR No Yes 9 PR Yes No 7 SD Yes Yes 7 NE Stable Disease (SD) Progressive Disease (PD) Minimal Response (MR) Not Evaluable (NE) Withdrawal of consent or physician decision Ongoing Partial Response (PR) Very good partial response (VGPR) Stringent Complete Response (sCR) 32 Cycles Extramedullary Disease (EMD); T-Cell Engager (TCE); Daily Dosing QD); One Weekly (QW); Monday, Wednesday, Friday Dosing (MWF); Dexamethasone (Dex); B cell maturation antigen (BCMA) Source: C4T data on file as of 11/28/2023

Patient Vignette: sCR Achieved in a Pre-treated MM Patient When Treated with CFT7455 + Dexamethasone © 2023 C4 Therapeutics, Inc. • 65, female, enrolled 08/23/2023 into 37.5 µg QD 14/14 CFT7455 + dexamethasone cohort • Diagnosed with MM in 2018 • Received 5 lines of prior therapy; stage 2 R-ISS MM Line Therapy 1 Revlimid + Velcade 2 Daratumumab 3 Daratumumab + Pomalidomide + Dex 4 Cyclophosphamide + Carfilzomib + Dex 5 Abecma (Ide-Cel) C 1D 1 P D C 1D 1 8h rs C 1D 2 C 1D 7 C 1D 21 C 2D 1 C 2D 14 C 3D 1 -100 -50 0 50 100 IKZF1 expression measured by Mass Spec on PBMCs % e x p re s s io n r e la ti v e t o b a s e li n e Patient treated with 37.5 µg QD +Dex Per IMWG response criteria, patient achieved stringent complete response: • Negative immunofixation on the serum and urine plus normal FLC ratio • Absence of clonal cells in bone marrow by immunohistochemistry or immunofluorescence C 1D 7 C 1D 14 C 1D 21 C 2D 1 C 3D 1 -100 -50 0 50 100 dFLC measurement (37.5ug QD 14/14 +dex) % c h a n g e i n d F L C r e la ti v e t o b a s e li n e dFLC Decrease in serum free light chain (dFLC); Dexamethasone (Dex); Revised International Staging System (R-ISS); multiple myeloma (MM); very good partial response (VGPR); partial response (PR); stringent complete response (sCR); 14 days on/14 days off schedule (14/14); Daily dosing (QD) Values of the IKZF1 degradation are post dose Source: C4T data on file as of 11/28/2023 33

CFT7455 + Dexamethasone is Well Tolerated and Demonstrates Promising Efficacy Signals, Supporting Development in Multi-refractory MM Patients 34 • CFT7455 combined with dexamethasone is well tolerated in a heavily pre- treated population • Manageable neutropenia • Promising efficacy signals with multiple patients responding at low doses, including best responses in patients who were refractory to BCMA • All three patients at second dose level studied responded Now enrolling Phase 1 dose escalation cohort at 62.5 µg and Phase 1 dose expansion cohort at 37.5 µg Pharmacodynamic (PD); Pharmacokinetic (PK); B cell maturation antigen (BCMA) Source: C4T data on file as of 11/28/2023 © 2023 C4 Therapeutics, Inc.

CFT7455 Development Plan and Next Steps Len Reyno

Despite Numerous Treatment Options, Many MM Patients Progress through Several Lines of Therapy, Providing Opportunities for CFT7455

MM Treatment	Annual Addressable Patients (US, 2023)	Potential Opportunity for CFT7455:
1st Line	~22,000 transplant ineligible; ~11,000 transplant eligible	• Front-line triplet combinations with daratumumab or proteasome inhibitors • Maintenance therapy option post-transplant
2nd Line	~29,000	• 2/3-line triplet combinations with daratumumab or proteasome inhibitors • Combination partner for BCMA BiTEs, CAR-Ts and other 2/3-line immunomodulatory treatments
3rd Line	~25,000	
4th Line	~20,000	• Combination with novel agents or with dexamethasone may be a suitable treatment option for multi-refractory patients (patients who progress on anti-CD38s, BCMA BiTEs, CAR-Ts, and other therapies)
5th Line	~12,000	

Annual addressable patient numbers estimated from consulting work done by Health Advances and ClearView, based on primary and secondary research; Bispecific T-cell Engagers (BiTES); Multiple myeloma (MM)

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The CFT7455 Profile Supports Multiple Opportunities Across MM Landscape



Data
Potential Development Path
Potential Enabled Opportunity
CFT7455 + Dexamethasone
CFT7455 + Dexamethasone Registrational Study
Accelerated Approval in Multi-Refractory MM
+ PI Studies
+ Anti-CD38 Studies
Approvals in Early Line MM
CFT7455 Monotherapy
+ BCMA BiTE Studies
+ GPRC5D BiTE Studies
Other Combination or Sequence Studies*
Post-Transplant Maintenance Study
Numerous Approvals in Early Line MM
Maintenance Approval in Post-Transplant MM

* Other combination opportunities may include CAR-T, anti-SLAMF7, XPO1 inhibitors, FcRH5 BiTE, among others.
Bi-specific T-cell Engager (BiTE); Proteasome Inhibitors (PI).

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© 2023 C4 Therapeutics, Inc.
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Schedule Adjustment Yielding Expected Results for CFT7455 as a Potential MM Therapy

Established Safety Profile and Dosing Schedule

- CFT7455 is well tolerated with no DLTs resulting in treatment discontinuations
- The 14 days on/14 days off schedule is optimal

Demonstrated Monotherapy Activity

- Anti-myeloma activity and immunomodulatory effects observed at well tolerated doses
- Opportunity in combination with novel MM agents for early-line patients and as a maintenance therapy option

Promising Responses + Dexamethasone

- Multiple patients achieved IMWG responses at low doses with best responses in patients refractory to BCMA therapies
- Opportunity in combination with dexamethasone for multi-refractory patients

Next Milestones:

- Present complete CFT7455 dose escalation data + dexamethasone for R/R MM in **2024**
- Present complete CFT7455 dose escalation data as a monotherapy for R/R NHL in **2024**

Dose Limiting Toxicities (DLTs); multiple myeloma (MM); B cell maturation antigen (BCMA)
Source: C4T data on file as 11/28/2023

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Q&A Session